                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 11, 1998


                              DEL WEBB CORPORATION

        DELAWARE                          1-4785                        86-0077724
(STATE OR OTHER JURISDICTION       (COMMISSION FILE NUMBER)           (I.R.S. EMPLOYER
     OF INCORPORATION)                                             IDENTIFICATION NUMBER)


6001 NORTH 24TH STREET
  PHOENIX, ARIZONA                                                     85016
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                             (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (602) 808-8088


                                      NONE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 5.  Other Events

            Exhibit 1.1 hereto is the Indenture dated as of May 11, 1998 between Del Webb Corporation and State Street Bank and Trust Company, as Trustee and State Street Bank and Trust Company, N.A., as agent.

Item 7.  Financial Statements and Exhibits.

  Exhibits
  --------
    1.1 Indenture dated as of May 11, 1998 between Del Webb Corporation and State Street Bank and Trust Company, as Trustee and State Street Bank and Trust Company, N.A., as agent.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DEL WEBB CORPORATION


                                        By:     /s/ ROBERTSON C. JONES
                                           ----------------------------------
                                                    Robertson C. Jones
                                           Vice President and General Counsel



May 11, 1998
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                                 EXHIBIT INDEX





                                                                   SEQUENTIALLY
EXHIBIT NO.                       DESCRIPTION                      NUMBERED PAGE
-----------                       -----------                      -------------
   1.1       Indenture dated as of May 11, 1998 between                  5
             Del Webb Corporation and State Street Bank and Trust Company, as Trustee and State
             Street Bank and Trust Company, N.A., as agent.









































                                       4